This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Future operating results may be affected by various uncertainties and risk factors, many of which are beyond the control of The Laclede
Group, Inc, including weather conditions, governmental and regulatory policy and action, the competitive environment and economic factors. For a more complete description of these uncertainties and risk factors, see The Laclede Group’s Form 10-Q for the quarter ended
December 31, 2007 filed with the Securities and Exchange Commission.

Company Overview
• Public Utility Holding
    Company Formed
    2001
• Strong Utility Platform
• Growth Components
 Complementary to
    Core
• Demonstrated
    Strategic Success
• S&P Small Cap 600
    Company

Strategic Execution
• Five Consecutive Years of Record Earnings
 – Acquisition and organic growth
• Utility Operations
 – Strong rate case results
 – Stability of earnings
 – Operational improvements
• Non-Utility Components
 – Logical extension of core utility business
 – Continued growth of Laclede Energy Resources (LER)
 – Developed SM&P Utility Resources, Inc.
 – Ongoing systematic evaluation of new opportunities
• Highly Experienced Management

150 Years of Service
• Established as The
    Laclede Gas Light
    Company in 1857
• Original Dow Jones
     index company
• Largest LDC in
    Missouri

Our System & Strengths
• 630,000+ Customers
    (83% Market Saturation)
• Over 16,000 Miles of
    Pipe
• Diversified Gas Supply
• Significant Storage
    Capacity
 – Market area: 5 Bcf natural
          gas, 3 Bcfe liquid propane
 – Upstream system: 23 Bcf

Upstream Pipeline Transportation Network

Hedging Program
• Minimizes Gas Price Volatility
 – Hedging only
 – No speculation
• Covers Up to 70 Percent of Normal Purchases
• Disciplined Approach
 – Price and time driven hedging components
 – NYMEX futures and options
• Gains, Losses, and Expenses Included in PGA

Regulation
• Missouri Public Service Commission
• Constructive Outcomes
 – August 2007: $38.6 MM increase in non-gas revenues
 – Enhanced Rate Design
 – Infrastructure System Replacement Surcharge (ISRS)
 – Reduced reliance on off-system sales
 – Enhanced Gas Supply Incentive Program (GSIP)

Enhanced Rate Design
• Traditional Rate Design
 – Lower monthly customer charge
 – Recovery through volumetric rate
 – Exposure to weather and customer conservation
• Laclede Design (Effective November 2002)
 – Margin recovery through first rate block
• Enhanced Laclede Design (Effective August 2007)
 – Shifts additional recovery into higher customer charge
 – Reduction of first rate block
 – Mitigates exposure to weather and customer conservation
• Conservation Programs

ISRS
• Infrastructure System Replacement Surcharge
    (ISRS)
• Enacted in 2003
• Allows Recovery Between Rate Cases of
    Facility-Related Expenditures
 – Compliance with state and federal safety
           requirements
• Recovers Depreciation, Property Taxes, and
    Rate of Return
• Reset After Each Rate Case
 – $1.6 MM approved January 2008

Advocacy
• Missouri Energy Development Association
 – Missouri investor-owned natural gas, electric, and
           water utilities
 • Advocates measures to support utility infrastructure
                 and services to benefit Missouri citizens and businesses
 – Current Chairman: Douglas H. Yaeger
 – Legislative achievements
 • Infrastructure System Replacement Surcharge
 • Fuel Adjustment Clause
 • Weather and Conservation Rider
 • Environmental Cost Recovery Mechanism
 – Missouri Utility Shareholders Association

Operational and Customer Focus
Field Technology
 Bill Redesign
 Automated Meter Reading
GIS System
Green Building Initiatives

Laclede Energy Resources
• Non-regulated Natural
            Gas Marketer
 – Large retail and wholesale
  customer base
 – Organically grown
 – Flexible pricing
           alternatives
 – Risk management utilizing
           financial markets
 • Lock in margins
 • No speculation
 – Experienced Management

Laclede Energy Resources
• Strong Performance During 2007
 – 30% increase in sales volumes
 – Volumes delivered similar to Laclede Gas Company
           (107 Bcf vs. 112 Bcf)
• Growth in Overall Portfolio
 – Additional transportation capacity and gas supplies
 – Increased number of counterparties
• Growth in Sales Base
 – New retail / wholesale customers
 – Producer services

75% of Business Activity
99% of Business Activity
Current LER Footprint

Drivers of Growth
• Pipeline Expansion Projects
 – New marketing opportunities
• Storage Expansion
• New Gas Supply Basins
 – Shale plays
• Producer Services
• Additional Markets
 – Power generation
 – Ethanol business growing in the Midwest
 – LDCs

Rocky Mts
LNG
LNG
Canadian Gas
Reduction

Growth Potential

Laclede Pipeline Company
• Uniquely Situated
     LPG Pipeline
 – Market crossroads
           location
 – Only U.S. interstate
           LPG pipeline with LDC
           customer

 Laclede Pipeline Company

LPG Pipeline Assets
• March 2006: LPC Filed an Application with
    FERC
 – Provides common carrier LPG transportation in
           interstate commerce
 – Allows propane and butane shipments by third
           parties
 – Preserves historic role re: Laclede Gas Company
           peaking needs
• LPC’s FERC Tariff Effective April 1, 2006

SM&P Utility Resources
• Underground Locating and Marking
   Company - Acquired in January 2002
 – Grew business
 – Strengthened core management
 – Developed technological competencies
 – Built on industry leadership to provide high-
         quality services
 – Established platform for long-term growth

Cash Sale of SM&P
• Divested March 31, 2008
 – Sale price: $85 million
 • Purchase price: $43 million
 – Will now be part of a much larger locating entity
 – Proceeds will strengthen balance sheet
 • Will redeem $45 million of Trust Preferreds May 5, 2008

Liquidity and Financial Capacity
• Shelf Registration
 – Laclede Group:            $362.4 MM remaining
 – Laclede Gas:  $350.0 MM remaining
• Financing Authority
 – MPSC:    $500.0 MM
• Lines of Credit
 – Laclede Group:            $ 50.0 MM
 – Laclede Gas:  $320.0 MM
 • 4-year line
Financial Review

Earnings by Segment ($MM)

Net Income ($MM)
Note: The Laclede Group issued 1.725 million common shares in May 2004.
Diluted EPS
$1.82

$1.82
$1.90

$2.30

$2.31
$0.89
$0.97

Earnings and Dividends Per Share
 Diluted Earnings Per Share
 Dividends Per Share

Historical Stock Price

Return
• Since Laclede Group was formed (October
   1, 2001)*
 – Laclede Group annualized return: 16.3%
Summary
 – S&P 500 Index annualized return: 7.3%
• Current Fiscal Year (Beginning October 1,
    2007)*
 – Laclede Group: 14.6% gain
 – S&P 500 Index: 9.4% loss

Summary

Key Takeaways
• Strong Core Gas Distribution
     Business
 – Stable earnings platform
 – Ongoing customer service
              initiatives
 – Focus on internal improvements
• Synergistic Growth Components
 – LER and Laclede Pipeline
              expansion opportunities
 – Asset-based opportunities
              complementary to core
• Focus on Shareholder Value
 – Strengthening of balance sheet
 – Earnings and dividend growth

 Q & A